UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2018

EYEGATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

271 Waverley Oaks Road Suite 108 Waltham, MA	02452
(Address of principal executive offices)	(Zip Code)

(781) 788-9043

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02	Termination of a Material Definitive Agreement.

On December 14, 2018, EyeGate Pharmaceuticals, Inc. (the “Company”) received a notice of termination from Bausch Health Ireland Limited (“BHI”) and Valeant Pharmaceuticals Luxembourg S.a.r.l. (“VPL” and, together with BHI, “Bausch Health”) notifying the Company that Bausch Health will voluntarily terminate the License Agreement dated July 9, 2015 by and among the Company, EyeGate Pharma S.A.S. and VPL (the “2015 Agreement”) and the License Agreement dated February 21, 2017 by and among the Company and BHI (the “2017 Agreement” and, together with the 2015 Agreement, the “Agreements”), in each case effective as of March 14, 2019.

The Agreements granted to Bausch Health exclusive, worldwide commercial and manufacturing rights to the Company’s EyeGate® II Delivery System and EGP-437 combination product (together, the “Product”) in the fields of anterior uveitis (in the case of the 2015 Agreement) and for post-operative ocular inflammation and pain in ocular surgery patients (in the case of the 2017 Agreement), as well as a right of last negotiation to license the Product for other indications. Following the Company’s receipt in September 2018 of top line results in a Phase 3 uveitis trial that did not demonstrate non-inferiority for the Company’s EGP-437 combination product and the Company’s receipt in November 2018 of positive top line results for the Company’s Ocular Bandage Gel product candidate (“OBG”) from two separate studies, the Company has shifted its resources to focus development efforts on its OBG product candidate.

Following termination of the Agreements, the Company will regain all rights to EGP-437 that had been licensed to Bausch Health. In addition, the Company will be reimbursed by Bausch Health for certain out-of-pocket costs incurred by the Company in connection with development work pursuant to the Agreements.

The material terms of the 2015 Agreement and the 2017 Agreement were previously reported in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 10, 2015 and February 21, 2017, respectively, each of which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Stephen From
Stephen From
President and Chief Executive Officer

Date: December 20, 2018